SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.

Cash Portfolio
Government Portfolio
Class A Shares

Supplement dated February 20, 2001
to Prospectus dated September 28, 2000


Effective immediately, the time of calculation of net asset value for the Cash and Government Portfolios is 4 p.m. Eastern Time every day the New York Stock Exchange is open, except on certain days before certain holidays when the bond or other primary trading markets close prior to 4 p.m. On such days a portfolio may also close early. On days a portfolio closes before 4 p.m., all orders received prior to the earlier closing time will be processed as of the time the net asset value is next calculated; redemption orders and purchase orders received after the earlier closing time will be processed as of the time the net asset value is next calculated and on the next business day, respectively.





FD